Short-Term Investments	12 Months Ended
Aug. 31, 2022
Short-Term Investments [Abstract]
SHORT-TERM INVESTMENTS
5.	SHORT-TERM INVESTMENTS

As of August 31, 2020, the balance of short-term investments pertains to investments in a USD Global Medium Term Note (the “GMT Note”) with a maturity date on May 4, 2021 with an aggregate notional amount of USD 2,000 (approximately RMB 13,695). According to the term sheet, the GMT Note will be redeemed at the maturity date at an amount determined by reference to the performance of the underlying fund and such performance will therefore affect the nature and value of the investment return on the GMT Note. During the fiscal year 2021, the GMT Note was redeemed at the maturity date and the Group recognized an investment income of approximately RMB 1,962.